UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2021

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2021, Adamis Pharmaceuticals Corporation (the “Company”) received a notification letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“NASDAQ”), which was expected by the Company, notifying the Company that because the Company has not filed its Quarterly Report on Form 10-Q for the period ended June 30, 2021, as well as its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Form 10-Qs”), the Company does not comply with NASDAQ Marketplace Rule 5250(c)(1), which requires timely filing of periodic reports with the Securities and Exchange Commission (the “SEC”).

In response to a previous notification letter from NASDAQ relating to the Quarterly Report on Form 10-Q for the period ended March 31, 2021, the Company has previously submitted to NASDAQ a plan to regain compliance. In connection with its review of the plan, NASDAQ has requested that the Company submit an updated plan to regain compliance. The Notice indicated that if NASDAQ accepts the plan, NASDAQ may grant an exception of up to November 22, 2021, to regain compliance. If an exception is granted, the Company may regain compliance at any time during the permitted period upon filing the Form 10-Qs with the SEC, as well as any other required periodic reports that are due within that period. If NASDAQ does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a NASDAQ Hearings Panel.

The Notice was issued in accordance with standard NASDAQ procedures and has no immediate effect on the listing of the Company’s common stock on the NASDAQ Capital Market.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2021, David C. Benedicto, 61, the principal accounting officer of the Company, was appointed as the Company’s chief financial officer and principal financial officer. Mr. Benedicto joined the Company in December 2014, has served as the Company’s senior director of accounting and controller, and has served as the Company’s principal accounting officer since May 2021. Mr. Benedicto, a CPA and CMA (Certified Management Accountant), earned a bachelor’s degree in Commerce from the University of Saint La Salle, and an M.B.A. from the University of the Redlands. Mr. Benedicto’s base salary rate as chief financial officer will be $280,000 per annum. The Company has previously entered into its form of indemnity agreement with Mr. Benedicto. There are no family relationships between Mr. Benedicto and any director or executive officer of the Company, and, except as set forth above, Mr. Benedicto does not have any other direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

The employment of Robert O. Hopkins, the chief financial officer of the Company, as an officer and employee of the Company and all subsidiaries was terminated effective on the date Mr. Benedicto was named as his replacement. Following the Company’s recently-announced sale of assets relating to the human compounding pharmaceutical business of the Company’s US Compounding, Inc. (“USC”) subsidiary and the winding down of the remaining business activities of USC, where Mr. Hopkins had devoted a substantial amount of his business time, Mr. Hopkins indicated to the Company that he believed it was appropriate for him to pursue other opportunities.

Pursuant to the terms of his employment agreement with the Company, conditioned on and following a timely execution of a general release and waiver and expiration of any applicable revocation period, Mr. Hopkins will be entitled to receive severance payments in an amount equal to his current annual base salary rate, less standard deductions and withholdings, for a period of nine months after the date of separation, and will, assuming eligibility and a timely election and to the extent that it does not result in a penalty to the Company, be entitled to be reimbursed for payment of the Company’s portion of the premiums required to continue medical, dental and vision insurance coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) during the severance payment period (or, if earlier, until he becomes employed full-time by another employer), with Mr. Hopkins being responsible to pay that amount of the portion of the premiums, if any, that he would have been responsible to pay if he had remained an employee during such period.

 Item 7.01 Regulation FD Disclosure

On August 24, 2021, the Company issued a press release relating to the matters described in Items 3.01 and 5.02 above. A copy of the press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1, is furnished pursuant to this Item 7.01. The information in this Item 7.01 and Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly incorporated by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements. This Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto may contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the note in the press release under the heading “Forward-Looking Statements.”

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1	Press release dated August 24, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: August 24, 2021	By:	/s/ David C. Benedicto
	Name:	David C. Benedicto
	Title:	Chief Financial Officer